UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2020

HighPoint Resources Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-38435	82-3620361
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

555 17th Street, Suite 3700

Denver, Colorado 80202

(Address of principal executive offices, including zip code)

(303) 293-9100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	HPR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events

As previously disclosed, on October 29, 2020, HighPoint Resources Corporation, (the “Company”) filed a Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Company (the “Certificate of Amendment”), which became effective as of October 30, 2020 at 12:02 a.m. The Certificate of Amendment effected the previously-announced reverse stock split of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at a ratio of 1-for-50 (the “Reverse Stock Split”), and reduced the number of shares of Common Stock authorized to be issued by the Company from 400,000,000 shares to 8,000,000 shares.

In connection with the Reverse Stock Split, the Company is filing this Current Report on Form 8-K to update certain financial information and related disclosures included in the Company’s (i) Annual Report on Form 10-K for the year ended December 31, 2019 (the “2019 Form 10-K”), originally filed on February 26, 2020 and (ii) Proxy Statement on Schedule 14A (the “2020 Annual Meeting Proxy Statement”), originally filed on March 18, 2020, in Exhibit 99.1 and Exhibit 99.2, respectively. The information in this Current Report on Form 8-K is not an amendment to, or restatement of, the 2019 Form 10-K or the 2020 Annual Meeting Proxy Statement and does not modify or update the disclosures therein in any way, other than to reflect the Reverse Stock Split, as described above.

The following items of the 2019 Form 10-K are being revised as reflected in Exhibit 99.1 to this Current Report on Form 8-K:

•	Part I, Item 1A. Risk Factors;

•	Part II, Item 5. Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities;

•	Part II, Item 6. Selected Financial Data;

•	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations;

•	Part II, Item 8. Financial Statements and Supplementary Data; and

•	Part III, Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters.

The following notes within Part II, Item 8, Financial Statements and Supplementary Data contain the most significant changes, and describe the revisions from the previous presentation:

•	Note 10, Stockholders’ Equity;

•	Note 11, Equity Incentive Compensation Plans and Other Long-term Incentive Programs; and

•	Note 16, Subsequent Event.

The information included in the following sections of the 2020 Annual Meeting Proxy Statement have been revised to reflect the retrospective revisions described above as reflected in Exhibit 99.2 to this Current Report on Form 8-K:

•	“ABOUT THE MEETING”;

•	“BENEFICIAL OWNERS OF SECURITIES”;

•	“COMPENSATION DISCUSSION AND ANALYSIS”; and

•	“COMPENSATION TABLES”.

This report, including Exhibit 99.1 and Exhibit 99.2, does not reflect events (other than the Reverse Stock Split) occurring after the filing of the each respective filing and does not modify or update the disclosures in such filing, other than as required to reflect Reverse Split. This report should be read in conjunction with the 2019 Form 10-K, 2020 Annual Meeting Proxy Statement, our Form 10-Q for the quarterly periods ended March 31, 2020, June 30, 2020 and September 30, 2020 and our Current Reports on Form 8-K filed subsequent to the 2019 Form 10-K.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description of Exhibits

23.1	Consent of Deloitte & Touche LLP.

23.2	Consent of Netherland, Sewell & Associates, Inc., Independent Petroleum Engineers.

99.1	Recast Annual Report on Form 10-K of HighPoint Resources Corporation for year ended December 31, 2019.

99.2	Recast Proxy Statement on Schedule 14A of HighPoint Resources Corporation for 2020 Annual Meeting.

104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 17, 2020	HIGHPOINT RESOURCES CORPORATION

	By:	/s/ Kenneth A. Wonstolen
Kenneth A. Wonstolen
Senior Vice President - General Counsel and Secretary

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